AEGON/TRANSAMERICA SERIES FUND, INC. (“ATSF”)

Supplement dated December 8, 2003 to Prospectus dated May 1, 2003, as previously supplemented June 23, 2003, July 7, 2003, September 15, 2003 and September 19, 2003

Please retain this supplement for reference.

At a recent meeting of the Board of Directors (the “Board”) of ATSF, the following changes to the ATSF investment options were approved:

Fund Reorganizations (changes subject to policyowner approval at special meetings held for the purpose):

ATSF PBHG Mid Cap Growth will merge into ATSF Transamerica Growth Opportunities, effective the close of business on or about April 30, 2004. The investment objective of ATSF Transamerica Growth Opportunities is to maximize long-term growth; the investment objective of ATSF PBHG Mid Cap Growth is to seek capital appreciation. ATSF Transamerica Growth Opportunities seeks to achieve its objective by investing principally in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. Transamerica Investment Management, LLC is the sub-adviser to IDEX Transamerica Growth Opportunities. The scheduled policyowner meeting is April 14, 2004.

ATSF Templeton Great Companies Global will merge into ATSF Janus Global effective the close of business on or about April 30, 2004. It is anticipated that upon consummation of the merger, the surviving fund will be renamed, restructured and managed as ATSF Templeton Great Companies Global, with co-sub-advisory services to be provided by Templeton Investment Counsel, LLC (“Templeton”) and Great Companies, L.L.C. (“Great Companies”). The investment objective of ATSF Templeton Great Companies Global is to seek long-term growth of capital; the investment objective of ATSF Janus Global is to seek long-term growth of capital in a manner consistent with preservation of capital. ATSF Templeton Great Companies Global is co-managed by two sub-advisers. Great Companies selects and manages the domestic stock portion of the fund’s portfolio, and seeks to achieve the fund’s objective by investing in common stocks of U.S. based companies that meet Great Companies’ screens for either being or becoming a “great company.” Templeton selects and manages the international stock portion of the fund’s portfolio, and seeks to achieve the fund’s objective by investing primarily in foreign equity securities. Fund assets are split between domestic and international holdings based on the Morgan Stanley Capital International World Index, adjusted periodically for changes in the index. ATSF Janus Global seeks to achieve its investment objective by investing primarily in a portfolio of equity securities of foreign and domestic issuers and depositary receipts. Upon consummation of the merger, if the surviving fund is renamed, restructured, and managed by Templeton and Great Companies, it is anticipated that the surviving fund will resemble ATSF Templeton Great Companies Global prior to the merger. The scheduled policyowner meeting is April 14, 2004.

It is expected that each of the Fund Reorganizations described above will be a tax-free reorganization, and that shareholders will not recognize gain or loss as a result of a Reorganization.

Fund Restructurings:

ATSF Van Kampen Asset Allocation will be redesignated as ATSF Van Kampen Large Core, effective the close of business on or about April 30, 2004.

ATSF Dreyfus Mid Cap will be restructured as ATSF J. P. Morgan Mid Cap Value, effective the close of business on or about April 30, 2004. The restructuring will include: 1) a sub-adviser change from The Dreyfus Corporation to J.P. Morgan Investment Management Inc.; 2) a name change of the portfolio from ATSF Dreyfus Mid Cap to ATSF J. P. Morgan Mid Cap Value; and 3) a change of investment objective from “total investment returns (including capital appreciation and income) which consistently outperform the S&P Mid Cap 400 Index” to “seeks growth from capital appreciation.”

ATSF PBHG/NWQ Value Select will be restructured as ATSF Merrill Lynch U.S. Active Large Cap Value, effective the close of business on or about April 30, 2004. The restructuring will include: 1) a sub-adviser change from Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company, LLC to Merrill Lynch Investment Managers; 2) a name change of the portfolio from ATSF PBHG/NWQ Value Select to ATSF Merrill Lynch U.S. Active Large Cap Value; and 3) a change of investment objective from “seeks to achieve maximum, consistent total return with minimum risk to principal” to “seeks to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.”

ATSF Janus Balanced will be restructured as ATSF Transamerica Balanced, effective as of close of business on or about April 30, 2004. The restructuring will include: 1) a sub-adviser change from Janus Capital Management LLC to Transamerica Investment Management, LLC (“TIM”); 2) a name change of the fund from ATSF Janus Balanced to ATSF Transamerica Balanced; and 3) a change of investment objective from “seeks long-term capital growth, consistent with preservation of capital and balanced by current income” to “seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.” The new sub-advisory agreement with TIM is subject to approval by policyowners at a special meeting to be held on April 14, 2004.

Investors should retain this Supplement for future reference.